EXHIBIT 99.1

For further information:

Chemical Financial Corporation:

David B. Ramaker, CEO

Lori A. Gwizdala, CFO

989-839-5350

Talmer Bancorp, Inc.:

Dennis Klaeser, CFO

248-498-2848

Chemical Financial Corporation to Partner With Talmer Bancorp, Inc.

  Transformational strategic merger will create $16 billion-asset community bank
  Enhances preeminent Michigan-based retail banking franchise into Detroit MSA with strong southeast Michigan and northern Ohio franchise
  Adds approximately $6.6 billion in assets, $5.0 billion in deposits, and $4.8 billion in loans
  Will create largest Michigan-headquartered bank while adding attractive contiguous out of state markets
  Results in estimated 8% EPS accretion for Chemical in first full year
  Results in an estimated 3.25-years tangible book value earn back
  Combined company will donate $4.8 million to the Community Foundation of Southeast Michigan’s Talmer / Chemical Donor Advised Fund, reflecting our strong commitment to our community

MIDLAND, Mich. and TROY, Mich., Jan. 26, 2016 -- The boards of directors of Chemical Financial Corporation (Nasdaq: CHFC), the holding company for Chemical Bank, and Talmer Bancorp, Inc. (Nasdaq: TLMR), the holding company for Talmer Bank and Trust, today announced the execution of a definitive agreement for Chemical Financial Corporation ("Chemical") to partner with Talmer Bancorp, Inc. ("Talmer") in a cash and common stock merger transaction valued at approximately $1.1 billion.

The merger will result in the creation of one of the largest community banks in the Midwest. Based on the companies balance sheets as of December 31, 2015, following completion of the transaction, the combined organization will have approximately $16 billion in assets, $12 billion in loans and $13 billion in deposits with 266 locations primarily in Michigan and northeast Ohio. The transaction will also allow the combined company to more effectively and efficiently navigate the challenges and costs associated with becoming a larger banking institution.

Upon consummation of the merger, David B. Ramaker will continue to serve as CEO and President of Chemical Financial Corporation and Chairman, CEO and President of Chemical Bank. David T. Provost, Talmer’s President and CEO and Chairman of Talmer Bank, will join the Chemical board of directors. Gary Torgow, Talmer's Chairman, will serve as Chairman of the Board of the combined entity.

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Under the terms of the definitive agreement, Chemical will acquire all of the outstanding shares of Talmer common stock for common stock and cash in a transaction currently valued at approximately $1.1 billion, or $15.64 per share, based on the closing price of Chemical of $29.70 per share as of January 25, 2016. Talmer shareholders will receive 0.4725 shares of Chemical common stock and $1.61 per share in cash. Subject to receipt of regulatory approvals and satisfaction of other customary closing conditions, including approval of both Chemical and Talmer shareholders, the transaction is anticipated to close in the second half of 2016.

Chemical anticipates the transaction, with cost savings fully phased in, to be accretive to its earnings per share by approximately 8 percent in the first full year (excluding acquisition-related and integration costs associated with the transaction). Chemical expects net cost savings to reach an annual run rate of approximately $52 million. Pre-tax acquisition-related and integration costs associated with the transaction are expected to total approximately $62 million. Chemical estimates the tangible book value earn-back period to be approximately 3.25 years.

“This is clearly a transformational merger between two healthy Michigan banks with complementary geographies. We have been impressed by what Gary Torgow, Dave Provost and the Talmer team has accomplished in a relatively short period of time, growing Talmer into one of the region’s leading financial institutions. We were even more impressed by the manner in which they did so: building a strong core banking organization with talented commercial bankers and an attractive customer base. In Talmer, we are partnering with a like-minded, growth-oriented organization, which shares a conservative lending culture built by talented and experienced professionals who seek to develop and support long-term client relationships with businesses and consumers who reside in the communities they serve. In addition to the cultural fit, the two organizations will add talent, scale, and strong track records for acquisitive and organic growth that we believe will facilitate the combined organization’s continued growth," said David B. Ramaker, Chairman, Chief Executive Officer and President of Chemical Financial Corporation.

"Through this partnership, we will make a marked entry into the southeast Michigan market, and expand for the first time beyond our State’s borders. While Talmer’s operations across Michigan clearly support our goal of being “Michigan’s Community Bank,” its operations in Northern Ohio and other contiguous states should position us well for future growth in those markets in the years ahead. We expect complementary strengths in specialty business lines such as wealth management and mortgage banking will lead to organic growth opportunities across the newly expanded franchise," added Ramaker.

"While both Chemical and Talmer have posted strong track records of acquisitive and organic growth, we view this as the start of the next stage of our companies’ evolutions. By pairing two like-minded companies with consistent philosophies and cultures, and a strong focus on growth, we believe that shareholders of both organizations will benefit from the merger. The enhanced growth opportunities and efficiencies gained from the merger will strengthen our

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ability to achieve our goal of delivering strong and sustainable earnings growth over the longer term," said Gary Torgow, Chairman of the Board of Talmer Bancorp, Inc.

“Chemical's consistent, long-term track record of quality earnings growth driven by a customer-centric community banking strategy and focus make it an attractive partner, and we are confident that the clients, employees and shareholders of both companies will benefit from the combined organization. The resources and financial strength of the combined organization will allow us to better meet the credit needs of our communities and support the economic growth of our region," added David T. Provost, CEO and President of Talmer Bancorp, Inc.

After the closing, Chemical intends to consolidate Talmer Bank and Trust into Chemical Bank, and operate under the Chemical Bank name. Talmer Bank and Trust will operate as a separate subsidiary of Chemical between the closing date and the conversion of data processing systems. Five members of the Talmer board of directors will join Chemical's board upon completion of the transaction, bringing the total number of Chemical board members to 12.

To demonstrate its commitment to southeast Michigan, the combined companies announced a $4.8 million donation commitment to the Community Foundation of Southeast Michigan, Talmer / Chemical Donor Advised Fund.

Combining Chemical’s 185 Michigan branches with Talmer’s 51 Michigan locations will result in the state’s third largest branch delivery system, while the entities’ combined of approximately $10.8 billion in Michigan deposits, would make it the sixth largest bank, by deposits, in the state and the only one of those six headquartered in Michigan. In addition to expanding Chemical’s delivery system in its upper, central and southwest Michigan regions, the merger will introduce the Chemical brand to the southeast Michigan and northern Ohio markets, where it will have 31 and 27 branches, respectively.

Chemical was advised by the investment banking firm of Sandler O'Neill + Partners and the law firm of Warner Norcross & Judd LLP. Talmer was advised by the investment banking firm of Keefe, Bruyette & Woods and the law firm of Nelson Mullins Riley & Scarborough, LLP.

Chemical Financial Corporation and Talmer Bancorp, Inc. will host a joint conference call to discuss this merger, as well as their respective fourth quarter and year-end 2015 earnings, on Tuesday, January 26, 2016 at 11:00 a.m. Eastern Time. Anyone interested may access the conference call on a live basis by dialing toll-free at 800-289-0459 and entering 430440 for the participant passcode. The call will also be broadcast live over the Internet hosted at Chemical Financial Corporation's website at www.chemicalbankmi.com under the "Investor Info" section. A copy of the slideshow presentation and an audio replay of the call will remain available on Chemical Financial Corporation's and Talmer Bancorp, Inc.’s websites for at least 14 days.

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About Chemical Financial Corporation

Chemical Financial Corporation is the second largest banking company headquartered and operating branch offices in Michigan. Chemical currently operates through a single subsidiary bank, Chemical Bank, with 185 offices spread over 47 counties in southwestern, central and northern Michigan. At December 31, 2015, the Corporation had total assets of $9.2 billion. Chemical Financial Corporation's common stock trades on the NASDAQ Stock Market under the symbol CHFC and is one of the issues comprising The NASDAQ Global Select Market. More information about Chemical is available by visiting the investor relations section of its website at www.chemicalbankmi.com.

About Talmer Bancorp, Inc.

Headquartered in Troy, Michigan, Talmer Bancorp, Inc. is the holding company for Talmer Bank and Trust. Talmer Bank and Trust operates through branches and lending offices in Michigan, Ohio, Illinois, Indiana, and Nevada, and offers a full suite of commercial and retail banking, mortgage banking, wealth management and trust services to small and medium-sized businesses and individuals.

Non-GAAP Financial Measures

This press release contains certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles (GAAP). Chemical and Talmer use certain non-GAAP financial measures to provide meaningful, supplemental information regarding their operational results and to enhance investors' overall understanding of their financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical and Talmer’s GAAP results.

Forward-Looking Statements

This press release contains forward-looking statements regarding Chemical’s and Talmer’s outlook or expectations with respect to the planned strategic partnership, including the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the transaction on Chemical's future financial performance (including anticipated accretion to earnings per share and tangible book value earn back period), the assumed purchase accounting adjustments, other key transaction assumptions, the timing of the closing of the transaction, and consequences of Talmer’s integration into Chemical. Words such as "anticipated," “believes,” "estimated," "expected," "projected," "assumed," "approximately," "continued," "should," "will" and variations of such words and similar expressions are intended to identify such forward-looking statements. Pro forma financial information is not a guaranty of future results and is presented for informational purposes only.

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Forward-looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Neither Chemical nor Talmer assumes any duty to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation:

  Completion of the transaction is dependent on, among other things, receipt of regulatory approvals and receipt of Talmer and Chemical shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.
  The impact of the completion of the transaction on Chemical's and Talmer’s financial statements will be affected by the timing of the transaction.
  The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
  The integration of Talmer’s business and operations into Chemical, which will include conversion of Talmer’s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Talmer’s or Chemical's existing businesses.
  Chemical’s ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of each of Chemical's and Talmer’s Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward-looking statement.

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Additional Information about the Transaction

This communication is being made in respect of the merger involving Talmer and Chemical. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Chemical will file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Talmer shareholders will receive if the transaction is consummated. The registration statement will contain a prospectus for Chemical and a joint proxy statement to be used by Chemical and Talmer to solicit the required approvals of their respective shareholders of the merger and other relevant documents concerning the transaction. Chemical and Talmer may also file other documents with the SEC concerning the proposed merger. BEFORE MAKING AN INVESTMENT OR VOTING DECISION, INVESTORS AND SHAREHOLDERS OF CHEMICAL AND TALMER ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROSPECTUS AND JOINT PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHEMICAL, TALMER, AND THE TRANSACTION. Investors will be able to obtain these documents free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC in connection with the merger can also be obtained, when available, without charge, from Chemical’s website at http://www.chemicalbankmi.com (which website is not incorporated herein by reference), or by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757, or at Talmer’s website at http://www.talmerbank.com (which website is not incorporated herein by reference), or by contacting Talmer Bancorp, Inc., 2301 West Big Beaver Road, Suite 525, Troy, Michigan 48084, Attention: Mr. Brad Adams, Investor Relations, telephone 248-498-2862.

Participants in the Merger Solicitation

Chemical and Talmer, and their respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Chemical and Talmer shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Chemical and Talmer shareholders in connection with the proposed transaction will be set forth in the prospectus and joint proxy statement when it is filed with the SEC. Free copies of this document may be obtained as described above. Information about Chemical’s directors and executive officers can be found in Chemical’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on March 6, 2015, and other documents subsequently filed by Chemical with the SEC. Information about Talmer’s directors and executive officers can be found in Talmer’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 27, 2015, and other documents subsequently filed by Talmer with the SEC. Additional information regarding the interests of such participants will be included in the prospectus and joint proxy statement and other relevant documents regarding the merger filed with the SEC when they become available.

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